Taxes on Income (Annual)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
9. Taxes on Income

The components of income tax (expense) benefit are as follows:

In thousands	2011	2010
Current:
Federal	$ 56	$ 51
State and local	-	-
Foreign	(48)	(32)
Income tax (expense) benefit, current	8	19
Deferred:
Federal	-	-
State and local	-	-
Income tax (expense) benefit, deferred	-	-
Income tax benefit	$ 8	$ 19

Loss from continuing operations before income taxes from the United States operations is $1.4 million and $6.9 million for the years ended December 31, 2011 and 2010, respectively.  Income (loss) from continuing operations before income taxes from Canada operations is $0.2 million and ($0.2) million for the years ended December 31, 2011 and 2010, respectively.

Income tax benefits for continuing operations differed from the expected federal statutory rate of 34.0% as follows:

	2011	2010
Statutory federal income tax benefit rate	34.0%	34.0%
State income taxes, net of federal benefit	4.1	3.8
Federal tax credit refund	(4.0)	(0.7)
Foreign income taxed at different rates	0.3	(1.5)
Deferred tax asset valuation allowance	(31.6)	(35.2)
Other	(2.2)	(0.1)
Effective income tax rate	0.6%	0.3%

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred income tax assets and liabilities are as follows:

In thousands	2011	2010
Deferred income tax asset :
Tax credit carryforwards	$ 926	$ 983
Operating loss carryforwards	10,240	11,200
Net pension costs	3,364	2,550
Warrant liabilities	1,462	-
Accruals	351	307
Allowance for bad debts	313	434
Other	411	211
Valuation allowance	(11,945)	(10,524)
Deferred income tax asset, Total	5,122	5,161
Deferred income tax liability:
Depreciation	4,113	4,765
Other	1,009	396
Deferred income tax liability, Total	5,122	5,161
Net deferred income taxes	$ -	$ -

Tax credit carryforwards primarily relate to federal alternative minimum taxes of $0.9 million paid by the Company, which may be carried forward indefinitely and applied against regular federal taxes.  Operating tax loss carryforwards primarily relate to U.S. federal net operating loss carryforwards of approximately $25.6 million, which begin to expire in 2019. The Company’s restructuring plan, see Note 2 – Plan of Restructuring for further details, could result in an ownership change as defined by section 382 of the Internal Revenue Code, which establishes an annual limit on the deductibility of pre-ownership change net operating loss and credit carryforwards.  Management is undergoing a section 382 evaluation to determine if there has been ownership change.

A valuation allowance has been established for the amount of deferred income tax assets as management has concluded that it is more-likely-than-not that the benefits from such assets will not be realized.

The Company’s policy is to classify interest and penalties related to uncertain tax positions in income tax expense.  The Company does not have any material uncertain tax positions in 2011 and 2010.

The Company is subject to U.S. federal income tax as well as income tax in multiple state and local jurisdictions and Canadian federal and provincial income tax.  Currently, no federal or state or provincial income tax returns are under examination.  The tax years 2007 through 2010 remain open to examination by the major taxing jurisdictions and the 2006 tax year remains open to examination by some state and local taxing jurisdictions to which the Company is subject.